Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
NET SALES
FOR THE PERIOD ENDED SEPTEMBER 30, 2004
($ in millions)

					Percentage Change
Quarter-to-Date	2004		2003		Including	Excluding
	Amount	% of Total	Amount	% of Total	Foreign Exchange	Foreign Exchange
Pharmaceuticals	$3,831	70.6%	$3,847	71.6%	—	-2%
US Pharmaceuticals	2,135	39.3%	2,164	40.3%	-1%	-1%
Primary Care	1,496	27.5%	1,690	31.4%	-11%	-11%
Oncology/Virology	487	9.0%	374	7.0%	30%	30%
Neuroscience	152	2.8%	100	1.9%	52%	52%
Latin America/Canada	246	4.5%	252	4.7%	-2%	—
Europe and Middle East Medicines	1,128	20.8%	1,109	20.6%	2%	-4%
Asia/Pacific Medicines	280	5.2%	261	4.9%	7%	2%
Oncology Therapeutics Network	649	12.0%	574	10.7%	13%	13%
Nutritionals	484	8.9%	518	9.6%	-7%	-6%
Other Healthcare	463	8.5%	433	8.1%	7%	4%
ConvaTec	237	4.3%	219	4.1%	8%	3%
Medical Imaging	145	2.7%	129	2.4%	12%	11%
Consumer Medicines	81	1.5%	85	1.6%	-5%	-6%

Total Company	$5,427	100.0%	$5,372	100.0%	1%	—

					Percentage Change
Year-to-Date	2004		2003		Including	Excluding
	Amount	% of Total	Amount	% of Total	Foreign Exchange	Foreign Exchange
Pharmaceuticals	$11,353	70.8%	$10,843	71.2%	5%	1%
US Pharmaceuticals	6,109	38.1%	6,071	39.9%	1%	1%
Primary Care	4,296	26.8%	4,626	30.4%	-7%	-7%
Oncology/Virology	1,429	8.9%	1,244	8.2%	15%	15%
Neuroscience	384	2.4%	201	1.3%	91%	91%
Latin America/Canada	754	4.7%	706	4.6%	7%	4%
Europe and Middle East Medicines	3,502	21.8%	3,146	20.7%	11%	1%
Asia/Pacific Medicines	841	5.2%	743	4.9%	13%	5%
Oncology Therapeutics Network	1,815	11.3%	1,652	10.9%	10%	10%
Nutritionals	1,496	9.3%	1,497	9.8%	—	—
Other Healthcare	1,374	8.6%	1,237	8.1%	11%	6%
ConvaTec	688	4.3%	602	3.9%	14%	6%
Medical Imaging	435	2.7%	379	2.5%	15%	14%
Consumer Medicines	251	1.6%	256	1.7%	-2%	-4%

Total Company	$16,038	100.0%	$15,229	100.0%	5%	2%

BRISTOL-MYERS SQUIBB COMPANY
SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES
FOR THE PERIOD ENDED SEPTEMBER 30, 2004
(DOLLARS IN MILLIONS)

QUARTER-TO-DATE

		Oncology
		Therapeutics				Consumer
	Pharmaceuticals	Network	Nutritionals	Convatec	Medical Imaging	Medicines	Total Company
Price Increases(Decreases)	2%	-2%	8%	-2%	9%	—	2%
Foreign Exchange	2%	—	-1%	5%	1%	1%	1%
Volume	-4%	15%	-14%	5%	2%	-6%	-2%

Total Change	—	13%	-7%	8%	12%	-5%	1%

Total 2004 Period to Date Sales	$3,831	$649	$484	$237	$145	$81	$5,427
Total 2003 Period to Date Sales	$3,847	$574	$518	$219	$129	$85	$5,372

YEAR-TO-DATE

		Oncology
		Therapeutics				Consumer
	Pharmaceuticals	Network	Nutritionals	Convatec	Medical Imaging	Medicines	Total Company
Price Increases(Decreases)	—	-1%	6%	-1%	6%	—	1%
Foreign Exchange	4%	—	—	8%	1%	2%	3%
Volume	1%	11%	-6%	7%	8%	-4%	1%

Total Change	5%	10%	—	14%	15%	-2%	5%

Total 2004 Period to Date Sales	$11,353	$1,815	$1,496	$688	$435	$251	$16,038
Total 2003 Period to Date Sales	$10,843	$1,652	$1,497	$602	$379	$256	$15,229

BRISTOL-MYERS SQUIBB COMPANY
2004 THIRD QUARTER REVIEW
($ in Millions)

Corporate Overview - Continuing Operations

	2004	% of Total	2003	% of Total	%Var.
Revenues:
Pharmaceuticals	$3,831	70.6%	$3,847	71.6%	—
Oncology Therapeutics Network	649	12.0%	574	10.7%	13%
Nutritionals	484	8.9%	518	9.6%	-7%
Other Healtcare	463	8.5%	433	8.1%	7%
ConvaTec	237	4.3%	219	4.1%	8%
Medical Imaging	145	2.7%	129	2.4%	12%
Consumer Medicines	81	1.5%	85	1.6%	-5%

	5,427	100.0%	5,372	100.0%	1%

Expenses:		% of Sales		% of Sales	%Var.
COGS	2,100	38.7%	1,929	35.9%	9%
SG&A	1,209	22.3%	1,151	21.4%	5%
Adv. & Promo.	325	6.0%	332	6.2%	-2%
R&D	615	11.3%	565	10.5%	9%
In-process R&D	1	—	—	—	—
Gain on sale of businesses	(3)	-0.1%	—	—	—
Provision for restructuring and other items	57	1.1%	13	0.3%	*
Litigation settlement expense/(income)	25	0.5%	(4)	-0.1%	*
Equity in net income of affiliates	(70)	-1.3%	(54)	-1.0%	-30%
Other (Inc)/Exp	17	0.3%	79	1.5%	-78%

	4,276	78.8%	4,011	74.7%	7%

Earnings from Continuing Operations Before Minority Interest and IncomeTaxes	1,151	21.2%	1,361	25.3%	-15%
Provision for income taxes	241		345
Minority interest, net of taxes	152		110

Earnings from Continuing Operations	$758	14.0%	$906	16.9%	-16%

Earnings Per Share - Basic	$0.39		$0.47		-17%

Average Shares - Basic	1,942		1,937
Earnings Per Share - Diluted	$0.38		$0.47		-19%

Average Shares - Diluted	1,975		1,944

	Worldwide		Change in U.S.
	Sales		Rx Demand
Selected Products	$ in Millions	%Var.	3Q03 vs. 3Q02
Plavix	$902	30%	23%
Pravachol/Pravigard Pac	598	-24%	-13%
Avapro/Avalide	241	32%	15%
Enfamil	203	-3%	N/A
Sustiva	157	65%	5%
Ostomy	135	2%	N/A
Wound Therapeutics	99	18%	N/A
Videx/Videx EC	67	18%	-3%
Zerit	69	6%	-29%
Coumadin	65	-3%	-18%
Glucovance	13	-86%	-79%
Glucophage XR	18	-83%	-82%

Other (Income)/Expense	2004	2003
Interest Expense	80	48
Interest Income	(28)	(15)
Foreign Exchange	(20)	44
Other - net	(15)	2

	17	79

* in excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
2004 NINE MONTH REVIEW
($ in Millions)

Corporate Overview

	2004	% of Total	2003	% of Total	%Var.
Revenues:
Pharmaceuticals	$11,353	70.8%	$10,843	71.2%	5%
Oncology Therapeutics Network	1,815	11.3%	1,652	10.9%	10%
Nutritionals	1,496	9.3%	1,497	9.8%	—
Other Healtcare	1,374	8.6%	1,237	8.1%	11%
ConvaTec	688	4.3%	602	3.9%	14%
Medical Imaging	435	2.7%	379	2.5%	15%
Consumer Medicines	251	1.6%	256	1.7%	-2%

	16,038	100.0%	15,229	100.0%	5%

Expenses:		% of Sales		% of Sales	%Var.
COGS	6,094	38.0%	5,490	36.0%	11%
SG&A	3,655	22.8%	3,398	22.3%	8%
Adv. & Promo.	987	6.2%	1,001	6.5%	-1%
R&D	1,823	11.4%	1,564	10.3%	17%
In-process R&D	63	0.4%	—	—	—
Gain on sale of businesses	(316)	-2.0%	—	—	—
Provision for restructuring and other items	75	0.5%	18	0.1%	*
Litigation settlement expense/(income)	404	2.5%	(66)	-0.4%	*
Equity in net income of affiliates	(204)	-1.3%	(124)	-0.8%	-65%
Other (Inc)/Exp, net	62	0.4%	177	1.2%	-65%

	12,643	78.8%	11,458	75.2%	10%

Earnings Before Minority Interest and Income Taxes	3,395	21.2%	3,771	24.8%	-10%
Provision for income taxes	759		923
Minority interest, net of taxes	387		248

Net Earnings	$2,249	14.0%	$2,600	17.1%	-14%

Earnings Per Share - Basic	$1.16		$1.34		-13%

Average Shares - Basic	1,941		1,936
Earnings Per Share - Diluted	$1.14		$1.34		-15%

Average Shares - Diluted	1,975		1,942

	Worldwide		Change in U.S.
	Sales		Rx Demand
Selected Products	$ in Millions	%Var.	YTD 04 vs. YTD 03
Plavix	$2,368	43%	26%
Pravachol/Pravigard Pac	1,925	-8%	-8%
Avapro/Avalide	671	27%	16%
Enfamil	635	5%	N/A
Sustiva	449	11%	5%
Ostomy	399	8%	N/A
Wound Therapeutics	280	24%	N/A
Videx/Videx EC	207	4%	-1%
Zerit	205	-26%	-29%
Coumadin	179	-28%	-18%
Glucovance	162	-49%	-39%
Glucophage XR	47	-85%	-77%

Other (Income)/Expense	2004	2003
Interest Expense	219	207
Interest Income	(67)	(47)
Foreign Exchange	35	10
Other - net	(125)	7

	62	177

* in excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004
($ in millions)

		WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2004	2003	% growth	2004	2003	% growth	2004	2003	% growth
Total Company	$5,427	$5,372	1%	$2,145	$2,038	5%	$3,282	$3,334	-2%

PHARMACEUTICALS	3,831	3,847	—	1,677	1,646	2%	2,154	2,201	-2%
Cardiovasculars	1,951	1,936	1%	631	656	-4%	1,320	1,280	3%
Plavix	902	694	30%	121	104	16%	781	590	32%
Pravachol/Pravigard Pac	598	787	-24%	280	328	-15%	318	459	-31%
Avapro/ Avalide	241	182	32%	93	73	27%	148	109	36%
Monopril	69	120	-43%	56	61	-8%	13	59	-78%
Coumadin	65	67	-3%	7	6	17%	58	61	-5%
Capoten/Captopril	40	49	-18%	40	49	-18%	—	—	—
Anti-Cancer	566	547	3%	311	309	1%	255	238	7%
TAXOL	243	238	2%	234	229	2%	9	9	—
Paraplatin	177	245	-28%	32	34	-6%	145	211	-31%
Erbitux	84	—	—	1	—	—	83	—	—
Anti-Infectives	676	531	27%	379	355	7%	297	176	69%
Sustiva	157	95	65%	62	52	19%	95	43	121%
Reyataz	106	38	179%	31	1	***	75	37	103%
Videx/ Videx EC	67	57	18%	40	40	—	27	17	59%
Zerit	69	65	6%	35	42	-17%	34	23	48%
Cefzil	54	38	42%	24	19	26%	30	19	58%
Maxipime	45	46	-2%	45	46	-2%	—	—	—
Tequin	41	45	-9%	10	11	-9%	31	34	-9%
Central Nervous System	46	69	-33%	50	40	25%	(4)	29	-114%
Sinemet	28	20	40%	22	22	—	6	(2)	***
BuSpar	8	—	—	6	7	-14%	2	(7)	-129%
Serzone	(4)	32	-113%	1	1	—	(5)	31	-116%
Other Pharmaceuticals
Glucophage Franchise	43	236	-82%	4	4	—	39	232	-83%
Glucovance	13	91	-86%	1	—	—	12	91	-87%
Glucophage	4	36	-89%	4	3	33%	—	33	-100%
Glucophage XR	18	103	-83%	(1)	—	—	19	103	-82%
Metaglip	8	6	33%	—	1	-100%	8	5	60%
Abilify**	165	101	63%	13	1	***	152	100	52%
ONCOLOGY THERAPEUTICS NETWORK	649	574	13%	—	—	—	649	574	13%
NUTRITIONALS	484	518	-7%	260	235	11%	224	283	-21%
Infant Formulas	339	333	2%	121	108	12%	218	225	-3%
Enfamil	203	209	-3%	68	58	17%	135	151	-11%
Other Nutritional Products
Toddler/Children’s Nutritionals	116	109	6%	116	109	6%	—	—	—
Adult Consumer Nutritionals	6	40	-85%	6	10	-40%	—	30	-100%
OTHER HEALTHCARE	463	433	7%	206	195	6%	257	238	8%
CONVATEC PRODUCTS	237	219	8%	165	148	11%	72	71	1%
Ostomy	135	133	2%	96	89	8%	39	44	-11%
Wound Therapeutics	99	84	18%	68	57	19%	31	27	15%
MEDICAL IMAGING	145	129	12%	22	23	-4%	123	106	16%
Cardiolite	101	83	22%	10	11	-9%	91	72	26%
CONSUMER MEDICINES	81	85	-5%	19	24	-21%	62	61	2%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
($ in millions)

		WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2004	2003	% growth	2004	2003	% growth	2004	2003	% growth
Total Company	$16,038	$15,229	5%	$6,420	$5,799	11%	$9,618	$9,430	2%

PHARMACEUTICALS	11,353	10,843	5%	5,162	4,679	10%	6,191	6,164	—
Cardiovasculars	5,590	5,133	9%	1,989	1,807	10%	3,601	3,326	8%
Plavix	2,368	1,659	43%	351	262	34%	2,017	1,397	44%
Pravachol/Pravigard Pac	1,925	2,098	-8%	938	900	4%	987	1,198	-18%
Avapro/ Avalide	671	527	27%	263	204	29%	408	323	26%
Monopril	206	352	-41%	181	179	1%	25	173	-86%
Coumadin	179	249	-28%	20	18	11%	159	231	-31%
Capoten/Captopril	134	147	-9%	134	147	-9%	—	—	—
Anti-Cancer	1,728	1,591	9%	943	869	9%	785	722	9%
TAXOL	735	695	6%	711	644	10%	24	51	-53%
Paraplatin	646	701	-8%	97	95	2%	549	606	-9%
Erbitux	173	—	—	1	—	—	172	—	—
Anti-Infectives	2,004	1,856	8%	1,162	1,072	8%	842	784	7%
Sustiva	449	405	11%	188	153	23%	261	252	4%
Reyataz	266	39	***	60	2	***	206	37	***
Videx/ Videx EC	207	199	4%	126	117	8%	81	82	-1%
Zerit	205	278	-26%	117	138	-15%	88	140	-37%
Cefzil	181	210	-14%	80	65	23%	101	145	-30%
Maxipime	139	133	5%	139	133	5%	—	—	—
Tequin	119	143	-17%	34	28	21%	85	115	-26%
Central Nervous System	136	254	-46%	134	122	10%	2	132	-98%
Sinemet	78	74	5%	65	62	5%	13	12	8%
BuSpar	14	25	-44%	19	22	-14%	(5)	3	***
Serzone	(8)	102	-108%	—	6	-100%	(8)	96	-108%
Other Pharmaceuticals
Glucophage Franchise	283	723	-61%	16	13	23%	267	710	-62%
Glucovance	162	315	-49%	4	3	33%	158	312	-49%
Glucophage	47	99	-53%	11	8	38%	36	91	-60%
Glucophage XR	47	306	-85%	—	1	-100%	47	305	-85%
Metaglip	27	3	***	1	1	—	26	2	***
Abilify**	402	203	98%	18	2	***	384	201	91%
ONCOLOGY THERAPEUTICS NETWORK	1,815	1,652	10%	—	—	—	1,815	1,652	10%
NUTRITIONALS	1,496	1,497	—	773	703	10%	723	794	-9%
Infant Formulas	1,043	952	10%	368	323	14%	675	629	7%
Enfamil	635	607	5%	204	178	15%	431	429	—
Other Nutritional Products
Toddler/Children’s Nutritionals	348	313	11%	348	313	11%	—	—	—
Adult Consumer Nutritionals	37	110	-66%	22	32	-31%	15	78	-81%
OTHER HEALTHCARE	1,374	1,237	11%	608	551	10%	766	686	12%
CONVATEC PRODUCTS	688	602	14%	474	406	17%	214	196	9%
Ostomy	399	370	8%	279	251	11%	120	119	1%
Wound Therapeutics	280	225	24%	189	150	26%	91	75	21%
MEDICAL IMAGING	435	379	15%	65	59	10%	370	320	16%
Cardiolite	298	244	22%	32	30	7%	266	214	24%
CONSUMER MEDICINES	251	256	-2%	69	86	-20%	182	170	7%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE THREE MONTHS ENDED JUNE 30, 2004
($ in millions)

		WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2004	2003	% growth	2004	2003	% growth	2004	2003	% growth
Total Company	$10,611	$9,857	8%	$4,275	$3,761	14%	$6,336	$6,096	4%

PHARMACEUTICALS	7,522	6,996	8%	3,485	3,033	15%	4,037	3,963	2%
Cardiovasculars	3,639	3,197	14%	1,358	1,151	18%	2,281	2,046	11%
Plavix	1,466	965	52%	230	158	46%	1,236	807	53%
Pravachol/Pravigard Pac	1,327	1,311	1%	658	572	15%	669	739	-9%
Avapro/ Avalide	430	345	25%	170	131	30%	260	214	21%
Monopril	137	232	-41%	125	118	6%	12	114	-89%
Coumadin	114	182	-37%	13	12	8%	101	170	-41%
Capoten/Captopril	94	98	-4%	94	98	-4%	—	—	—
Anti-Cancer	1,162	1,044	11%	632	560	13%	530	484	10%
TAXOL	492	457	8%	477	415	15%	15	42	-64%
Paraplatin	469	456	3%	65	61	7%	404	395	2%
Erbitux	89	—	—	—	—	—	89	—	—
Anti-Infectives	1,328	1,325	—	783	717	9%	545	608	-10%
Sustiva	292	310	-6%	126	101	25%	166	209	-21%
Reyataz	160	1	***	29	1.00	***	131	—	—
Videx/ Videx EC	140	142	-1%	86	77	12%	54	65	-17%
Zerit	136	213	-36%	82	96	-15%	54	117	-54%
Cefzil	127	172	-26%	56	46	22%	71	126	-44%
Maxipime	94	87	8%	94	87	8%	—	—	—
Tequin	78	98	-20%	24	17	41%	54	81	-33%
Central Nervous System	90	185	-51%	84	82	2%	6	103	-94%
Sinemet	50	54	-7%	43	40	8%	7	14	-50%
BuSpar	6	25	-76%	13	15	-13%	(7)	10	-170%
Serzone	(4)	70	-106%	(1)	5	-120%	(3)	65	-105%
Other Pharmaceuticals
Glucophage Franchise	240	487	-51%	12	9	33%	228	478	-52%
Glucovance	149	224	-33%	3	3	—	146	221	-34%
Glucophage	43	63	-32%	7	5	40%	36	58	-38%
Glucophage XR	29	203	-86%	1	1	—	28	202	-86%
Metaglip	19	(3)	***	1	—	—	18	(3)	***
Abilify**	237	102	1.32	5	1	***	232	101	1.30
ONCOLOGY THERAPEUTICS NETWORK	1,166	1,078	8%	—	—	—	1,166	1,078	8%
NUTRITIONALS	1,012	979	3%	513	468	10%	499	511	-2%
Infant Formulas	704	619	14%	247	215	15%	457	404	13%
Enfamil	432	398	9%	136	120	13%	296	278	6%
Other Nutritional Products
Toddler/Children’s Nutritionals	232	204	14%	232	204	14%	—	—	—
Adult Consumer Nutritionals	31	70	-56%	16	22	-27%	15	48	-69%
OTHER HEALTHCARE	911	804	13%	402	356	13%	509	448	14%
CONVATEC PRODUCTS	451	383	18%	309	258	20%	142	125	14%
Ostomy	264	237	11%	183	162	13%	81	75	8%
Wound Therapeutics	181	141	28%	121	93	30%	60	48	25%
MEDICAL IMAGING	290	250	16%	43	36	19%	247	214	15%
Cardiolite	197	161	22%	22	19	16%	175	142	23%
CONSUMER MEDICINES	170	171	-1%	50	62	-19%	120	109	10%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***	In Excess of 200%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS BEFORE MINORITY INTEREST AND INCOME TAXES
EXCLUDING SPECIFIED ITEMS

	2003
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings Before Minority Interest and Income Taxes	$1,163	$1,247	$1,361	$923	$4,694
Specified items:
Provision for restructuring / other	26	4	55	110	195
Litigation (recoveries) / charges	(21)	(41)	(4)	265	199

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$1,168	$1,210	$1,412	$1,298	$5,088

	2004
	Q1	Q2	Q3	TOTAL YEAR
Earnings Before Minority Interest and Income Taxes	$1,469	$775	$1,151	$3,395
Specified items:
Gain on sale of businesses	(295)	(18)	(3)	(316)
In-process research and development	—	62	1	63
Provision for restructuring / other	34	42	115	191
Litigation reserves	—	455	36	491

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$1,208	$1,316	$1,300	$3,824

BRISTOL-MYERS SQUIBB COMPANY
DILUTED EARNINGS PER COMMON SHARE
EXCLUDING SPECIFIED ITEMS

	2003
	Q1	Q2	Q3 *	Q4	TOTAL YEAR *
Diluted Earnings per Common Share	$0.41	$0.46	$0.47	$0.26	$1.59
Specified items:
Provision for restructuring / other	0.01	—	0.02	0.04	0.07
Litigation (recoveries) / charges	(0.01)	(0.01)	—	0.13	0.11

Diluted Earnings per Common Share Excluding Specified Items *	$0.41	$0.45	$0.48	$0.43	$1.78

	2004
	Q1	Q2	Q3	TOTAL YEAR
Diluted Earnings per Common Share	$0.49	$0.27	$0.38	$1.14
Specified items:
Gain on sale of businesses	(0.09)	(0.01)	—	(0.10)
In-process research and development	—	0.03	—	0.03
Provision for restructuring / other	0.01	0.02	0.04	0.07
Litigation reserves	—	0.15	0.01	0.16
Tax adjustments	—	—	0.01	0.01

Diluted Earnings per Common Share Excluding Specified Items	$0.41	$0.46	$0.44	$1.31

* amounts may not add due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY
SELECT ADDITIONAL FINANCIAL INFORMATION

	($ in Millions)
	September 30,	December 31,
	2004	2003
Balance Sheet Items
Cash, cash equivalents and marketable debt securities	$7,253	$5,457
Receivables, net of allowances	3,808	3,646
Short-term borrowings	1,650	127
Long-term debt	8,540	8,522
Stockholders’ equity	$10,663	$9,786
Other Items
For the three months ended September 30, 2004:
Quarterly Dividend	$.28/share
Gross Margin	61.3%
Capital Expenditures and Capitalized Software	$174 million

BRISTOL-MYERS SQUIBB COMPANY
2004 DILUTED EPS IMPACT OF PROJECTED SPECIFIED ITEMS

Diluted EPS
Impact
Litigation reserves	$(0.16)
Gain on sale of Adult Nutritional Business	0.10
Anticipated restructuring/relocation	(0.08)
Charge for in-process research and development from acquisition of Acordis	(0.03)
Licensing milestones	(0.03)
Tax adjustments	(0.01)

Total	$(0.21)

BRISTOL-MYERS SQUIBB COMPANY
ESTIMATED MONTHS ON HAND OF SELECTED PRODUCTS
IN THE U.S. WHOLESALER DISTRIBUTION CHANNEL

As of
September 30,
2004
Plavix	0.6
Pravachol	0.6
Taxol	1.0
Avapro/Avalide	0.6
Paraplatin	1.0
Abilify	0.6
Sustiva	0.7
Reyataz	0.6
Glucophage Franchise	0.9
Videx/Videx EC	0.6
Zerit	0.7
Monopril	0.9
Coumadin	0.8
Tequin	0.8

* The Company determines the above months on hand estimates by dividing the estimated amount of the product in the wholesaler distribution channel by the estimated amount of out-movement of the product over a period of one month calculated as described below. Factors that may influence the Company’s estimates include generic competition, seasonality of products, wholesaler purchases in light of increases in wholesaler list prices, new product launches, new warehouse openings by wholesalers and new customer stockings by wholesalers.

Estimates of product in the wholesaler distribution channel and out-movement are based on weekly information received directly from third-parties, and excludes any inventory held by intermediaries such as retailers and hospitals. The Company determines the amount of out-movement of a product over a period of one month by using the most recent prior four weeks of out-movement of a product as provided by these third parties.